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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 24, 2001

THE BANC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25033 (Commission File No.)	63-1201350 (I.R.S. Employer Identification No.)

17 North 20th Street
Birmingham, Alabama 35203
(Address of Principal Executive Offices)

(205) 326-2265
(Registrant’s Telephone Number, Including Area Code)

Table of Contents

Item 7. Financial Statements and Exhibits

     (c)     Exhibits

Exhibit No.	Description

(99)-1	Text of Investor Conference Materials in use beginning August 25, 2001

(99)-2	Visual materials for presentation

Item 9. Regulation FD Disclosure

     On August 25, 2001, The Banc Corporation will start making presentations at investor conferences and other investor meetings using the written and visual materials containing the information attached to this Form 8-K as Exhibits (99)-1 and (99)-2. We expect to use these materials in whole or in part and possibly with modifications, in connection with presentations to investors.

     This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BANC CORPORATION

	By	/S/ JAMES A TAYLOR, JR.

James A. Taylor, Jr. President and Chief Operating Officer

Dated: August 24, 2001